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                                                    (THE BANK OF NEW YORK. LOGO)

                                                            Dated: June 12, 2006

                              RATE CAP TRANSACTION

                           RE: BNY REFERENCE NO. 37984

Ladies and Gentlemen:

     The purpose of this letter agreement ("AGREEMENT") is to confirm the terms and conditions of the rate Cap Transaction entered into on the Trade Date specified below (the "TRANSACTION") between The Bank of New York ("BNY"), a trust company duly organized and existing under the laws of the State of New York, and the Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates, Series 2006-HE3 (the "COUNTERPARTY"), as represented by LaSalle Bank National Association, not in its individual capacity, but solely as Trustee under the Pooling and Servicing Agreement, dated and effective June 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Merrill Lynch Mortgage Lending, Inc., as Sponsor and LaSalle Bank National Association, as Trustee (the "POOLING AND SERVICING AGREEMENT"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "CONFIRMATION" as referred to in the "ISDA FORM MASTER AGREEMENT" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. FORM OF AGREEMENT. This Agreement is subject to the 2000 ISDA Definitions (the "DEFINITIONS"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA FORM MASTER AGREEMENT"). An ISDA Form Master Agreement, as modified by the Schedule terms in Paragraph 4 of this Confirmation (the "MASTER AGREEMENT"), shall be deemed to have been executed by you and us on the date we entered into the Transaction. Except as otherwise specified, references herein to Sections shall be to Sections of the ISDA Form Master Agreement and the Master Agreement, and references to Paragraphs shall be to paragraphs of this Agreement. Each party hereto agrees that the Master Agreement deemed to have been executed by the parties hereto shall be the same Master Agreement referred to in the agreement setting forth the terms of transaction reference numbers 37981 and 37983. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Capitalized terms not otherwise defined herein or in the Definitions or the Master Agreement shall have the meaning defined for such term in the Pooling and Servicing Agreement.

2. CERTAIN TERMS. The terms of the particular Transaction to which this Confirmation relates are as follows:

Ref No. 37984
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     Type of Transaction:         Rate Cap

Notional Amount:                  With respect to any Calculation Period shall
                                  equal the lesser of (1) USD 104,396,000.00 and
                                  (2) the aggregate Certificate Balance of the Class M and Class B Certificates as of the first day of the Calculation Period. The
                                  Trustee shall make available each month via the Trustee's website a statement containing the aggregate Certificate Balance of the Class
                                  M and Class B Certificates as of the first day of such Calculation Period and shall notify
                                  BNY at least five (5) Business Days prior to the related Floating Rate Payer Payment Date of the aggregate Certificate Balance of the Class M and Class B Certificates as of the first day of such Calculation Period and shall send such notification to BNY provided, however, that if the Trustee shall not provide such notification, BNY is permitted to rely upon the statement of Certificate Balance of the Class M and Class B Certificates made available on the Trustee's website. The
                                  Trustee's internet website shall initially be located at www.etrustee.net and assistance in using the website cam be obtained by calling
                                  Kimberly Sturm at 312-904-4373.

     Trade Date:                  June 12, 2006

     Effective Date:              June 22, 2006

     Termination Date:            December 25, 2006, subject to adjustment in
                                  accordance with the Modified Following
                                  Business Day Convention.

FLOATING AMOUNTS

     Floating Rate Payer:         BNY

     Cap Rate:                    For each Calculation Period, as set forth for
                                  such period on Schedule I attached hereto.

     Floating Rate for initial
     Calculation Period:          To be determined

     Floating Rate Day Count
     Fraction:                    Actual/360

     Floating Rate Option:        USD-LIBOR-BBA, provided, however, if the
                                  Floating Rate Option for a Calculation Period is greater than 9.08% then the Floating Rate
                                  Option for such Calculation Period shall be deemed equal to 9.08%.

     Designated Maturity:         One month

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     Spread:                      Inapplicable

     Floating Rate Payer
     Period End Dates:            The 25th day of each month, beginning on July
                                  25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

     Floating Rate Payer
     Payment Dates:               Early Payment shall be applicable. The
                                  Floating Rate Payer Payment Date shall be two
                                  (2) Business Days preceding each Floating Rate
                                  Payer Period End Date.

     Reset Dates:                 The first day of each Calculation Period or
                                  Compounding Period, if Compounding is
                                  applicable.

     Compounding:                 Inapplicable

     Business Days for Payments
     By both parties:             New York

     Calculation Agent:           BNY

3.   ADDITIONAL PROVISIONS:

     1) RELIANCE. Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein.

     2) TRANSFER, AMENDMENT AND ASSIGNMENT. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc ("S&P") and Moody's Investors Service, Inc. ("MOODY'S"), has been provided notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current ratings on the Class M and Class B Certificates issued under the Pooling and Servicing Agreement (the "CERTIFICATES").

4.   PROVISIONS DEEMED INCORPORATED IN A SCHEDULE TO THE MASTER AGREEMENT:

     1)   NO NETTING BETWEEN TRANSACTIONS. The parties agree that subparagraph
          (ii) of Section 2(c) will apply to any Transaction.

     2) TERMINATION PROVISIONS. Subject to the provisions of Paragraph 4(10) below, for purposes of the Master Agreement:

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          (a)  "SPECIFIED ENTITY" is not applicable to BNY or the Counterparty for any purpose.

          (b) The "BREACH OF AGREEMENT" provision of Section 5(a)(ii) will not apply to BNY or the Counterparty.

          (c) The "CREDIT SUPPORT DEFAULT" provisions of Section 5(a)(iii) will not apply to BNY (except with respect to credit support furnished pursuant to Paragraph 4 9) below or the Counterparty.

          (d) The "MISREPRESENTATION" provisions of Section 5(a)(iv) will not apply to BNY or the Counterparty.

          (e) "DEFAULT UNDER SPECIFIED TRANSACTION" is not applicable to BNY or the Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BNY or the Counterparty.

          (f) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will not apply to BNY or to the Counterparty.

          (g) The "BANKRUPTCY" provisions of Section 5(a)(vii)(2) will not apply to the Counterparty; the words "trustee" and "custodian" in
               Section 5(a)(vii)(6) will not include the Trustee; and the words "specifically authorized " are inserted before the word "action" in Section 5(a)(vii)(9).

          (h) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to BNY or the Counterparty.

          (i) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to BNY or to the Counterparty.

          (j)  PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e):

               (i)  Market Quotation will apply,

               (ii) The Second Method will apply.

          (k)  "TERMINATION CURRENCY" means United States Dollars.

          (l) NO ADDITIONAL AMOUNTS PAYABLE BY COUNTERPARTY. The Counterparty shall not be required to pay any additional amounts pursuant to
               Section 2(d)(i)(4) or 2(d)(ii).

     3)   TAX REPRESENTATIONS.

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          (a)  PAYER REPRESENTATIONS. For the purpose of Section 3(e), BNY and the Counterparty make the following representations:

               It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

               (i) the accuracy of any representations made by the other party pursuant to Section 3(f);

               (ii) the satisfaction of the agreement contained in Section 4
                    (a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4 (a)(i) or 4(a)(iii); and

               (iii) the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

          (b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f), BNY and the Counterparty make the following representations.

               (i)  The following representation will apply to BNY:

                    (x) It is a "U.S. person" (as that term is used in section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations) for United States federal income tax purposes,
                    (y) it is a trust company duly organized and existing under the laws of the State of New York, and (y) its U.S. taxpayer identification number is 135160382.

               (ii) The following representation will apply to the Counterparty:

                    It is a "U.S. person" (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for United States federal income tax purposes.

     4)   DOCUMENTS TO BE DELIVERED. FOR THE PURPOSE OF SECTION 4(A):

          (a)  Tax forms, documents or certificates to be delivered are:

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
PARTY REQUIRED TO                                                    DATE BY WHICH       COVERED BY SECTION
DELIVER DOCUMENT            FORM/DOCUMENT/ CERTIFICATE              TO BE DELIVERED     3(D) REPRESENTATION
-----------------   ------------------------------------------   --------------------   -------------------
BNY and             Any document required or reasonably          Upon the execution             Yes
Counterparty        requested to allow the other party to make   and delivery of this
                    payments under this Agreement without any    Agreement
                    deduction or withholding for or on the
                    account of any tax.

                    (b)  Other documents to be delivered are:

PARTY REQUIRED TO                                                    DATE BY WHICH       COVERED BY SECTION
DELIVER DOCUMENT            FORM/DOCUMENT/ CERTIFICATE              TO BE DELIVERED     3(D) REPRESENTATION
-----------------   ------------------------------------------   --------------------   -------------------
BNY                 A certificate of an authorized officer of    Upon the execution             Yes
                    the party, as to the incumbency and          and delivery of this
                    authority of the respective officers of      Agreement
                    the party signing this Agreement, any
                    relevant Credit Support Document, or any
                    Confirmation, as the case may be.

Counterparty        (i) a copy of the executed Pooling and       Upon the execution             Yes
                    Servicing Agreement, and (ii) an             and delivery of this
                    incumbency certificate verifying the true    Agreement
                    signatures and authority of the person or
                    persons signing this letter agreement on
                    behalf of the Counterparty.

BNY                 A copy of the most recent publicly           Promptly after                 Yes
                    available regulatory call report.            request by the other
                                                                 party

BNY                 Legal Opinion as to enforceability of the    Upon the execution             Yes
                    Agreement.                                   and delivery of this
                                                                 Agreement.

Counterparty        Certified copy of the Board of Directors     Upon the execution             Yes
                    resolution (or equivalent authorizing        and delivery of this
                    documentation) which sets forth the          Agreement.
                    authority of each signatory to the
                    Confirmation signing on its behalf and the
                    authority of such party to enter into
                    Transactions contemplated and performance
                    of its obligations hereunder.

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     5)   MISCELLANEOUS.

          (a)  ADDRESS FOR NOTICES: For the purposes of Section 12(a):

               Address for notices or communications to BNY:

                    The Bank of New York
                    Swaps and Derivative Products Group
                    Global Market Division
                    32 Old Slip 15th Floor
                    New York, New York 10286
                    Attention: Steve Lawler

                    with a copy to:

                    The Bank of New York
                    Swaps and Derivative Products Group
                    32 Old Slip 16th Floor
                    New York, New York 10286
                    Attention: Andrew Schwartz
                    Tele: 212-804-5103
                    Fax: 212-804-5818/5837

                    (For all purposes)

               Address for notices or communications to the Counterparty:

                    LaSalle Bank National Association
                    135 South LaSalle Street, Suite 1625
                    Chicago, Illinois 60603
                    Attention: Kimberly Sturm
                    Reference: MLMI 2006 HE3
                    Tele: 312-904-4373
                    Fax: 312-904-1368

          (b)  PROCESS AGENT. For the purpose of Section 13(c):

               BNY appoints as its Process Agent: Not Applicable

               The Counterparty appoints as its Process Agent: Not Applicable

          (c) OFFICES. The provisions of Section 10(a) will not apply to this Agreement; neither BNY nor the Counterparty have any Offices other than as set forth in the Notices Section and BNY agrees that, for purposes of Section 6(b), it shall not in future have any Office other than one in the United States.

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          (d)  MULTIBRANCH PARTY. For the purpose of Section 10(c):

                    BNY is not a Multibranch Party.

                    The Counterparty is not a Multibranch Party.

          (e)  CALCULATION AGENT. The Calculation Agent is BNY.

          (f)  CREDIT SUPPORT DOCUMENT. Not applicable for either BNY (except with respect to credit support furnished pursuant to Paragraph 9) or the Counterparty.

          (g)  CREDIT SUPPORT PROVIDER.

                    BNY: Not Applicable (except with respect to credit support furnished pursuant to Paragraph 9)

                    Counterparty:       Not Applicable

          (h) GOVERNING LAW. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

          (i) SEVERABILITY. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

               The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

          (j) RECORDING OF CONVERSATIONS. Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and (iii) agrees,

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               to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

          (k) WAIVER OF JURY TRIAL. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

          (l) NON-RECOURSE. Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of the Counterparty hereunder are limited recourse obligations of the Counterparty, payable solely from the Trust Fund and the proceeds thereof to satisfy the Counterparty's obligations hereunder. In the event that the Trust Fund and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Trust Fund and the distribution of the proceeds thereof in accordance with the Pooling and Servicing Agreement, any claims against or obligations of the Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder, still outstanding shall be extinguished and thereafter not revive. This provision shall survive the expiration of this Agreement.

          (m) LIMITATION ON INSTITUTION OF BANKRUPTCY PROCEEDINGS. BNY shall not institute against or cause any other person to institute against, or join any other person in instituting against the Counterparty, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, under any of the laws of the United States or any other jurisdiction, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates. This provision shall survive the expiration of this Agreement.

          (n) REMEDY OF FAILURE TO PAY OR DELIVER. The ISDA Form Master Agreement is hereby amended by replacing the word "third" in the third line of Section 5(a)(i) by the word "second".

          (o) "AFFILIATE" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that the Counterparty shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

          (p) TRUSTEE'S CAPACITY. IT is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Trustee (i) this Confirmation is executed and delivered by LaSalle Bank National Association, not in its individual capacity but solely as Trustee pursuant to the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and vested in it thereunder and pursuant to instruction set forth therein (ii) each of the representations, undertakings and

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               agreements herein made on behalf of the trust is made and
               intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding only the Counterparty, and (iii) under no circumstances will LaSalle Bank National Association, in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

          (q) TRUSTEE'S REPRESENTATION. LaSalle Bank National Association, as Trustee, represents and warrants that:

               It has been directed under the Pooling and Servicing Agreement to enter into this letter agreement as Trustee on behalf of the Counterparty.

          (r) AMENDMENT TO POOLING AND SERVICING AGREEMENT. Notwithstanding any provisions to the contrary in the Pooling and Servicing Agreement, none of the Depositor, the Servicer or the Trustee shall enter into any amendment thereto which could have a material adverse affect on BNY without the prior written consent of BNY.

     6) ADDITIONAL REPRESENTATIONS. Section 3 is hereby amended, by substituting for the words "Section 3(f)" in the introductory sentence thereof the words "Sections 3(f) and 3(i)" and by adding, at the end thereof, the following Sections 3(g), 3(h) and 3(i):

          "(g) RELATIONSHIP BETWEEN PARTIES.

               (1) NONRELIANCE. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

               (2)  EVALUATION AND UNDERSTANDING.

                    (i) Each Party acknowledges that LaSalle Bank National Association, has been directed under the Pooling and Servicing Agreement to enter into this Transaction as Trustee on behalf of the Counterparty.

                    (ii) It is acting for its own account and has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; it is not relying on any communication (written or oral) of the other party as

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                         investment advice or as a recommendation to enter into
                         such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

                    (iii) It understands the terms, conditions and risks of the
                         Transaction and is willing and able to accept those terms and conditions and to assume (and does, in fact assume) those risks, financially and otherwise.

               (3) PRINCIPAL. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

          (h) EXCLUSION FROM COMMODITIES EXCHANGE ACT. (A) It is an "eligible contract participant" within the meaning of Section la(12) of the Commodity Exchange Act, as amended; (B) this Agreement and each Transaction is subject to individual negotiation by such party; and (C) neither this Agreement nor any Transaction will be executed or traded on a "trading facility" within the meaning of Section la(33) of the Commodity Exchange Act, as amended.

          (i) ERISA (PENSION PLANS). It is not a pension plan or employee benefits plan and it is not using assets of any such plan or assets deemed to be assets of such a plan in connection with this Transaction.

     7) SET-OFF. Notwithstanding any provision of this Agreement or any other existing or future agreement (but without limiting the provisions of Section 2(c) and Section 6, except as provided in the next sentence), each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The last sentence of the first paragraph of
          Section 6(e) shall not apply for purposes of this Transaction.

     8) ADDITIONAL TERMINATION EVENTS. The following Additional Termination Events will apply, in each case with respect to the Counterparty as the sole Affected Party (unless otherwise provided below):

          (i) DOWNGRADE. BNY fails to comply with the Downgrade Provisions as set forth in Paragraph 4(9). BNY shall be the sole Affected Party.

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          (ii) TERMINATION OF TRUST FUND. The Trust Fund shall be terminated pursuant to any provision of the Pooling and Servicing Agreement. The Early Termination Date shall be the Distribution Date upon which final payment is made in respect of the Certificates.

          (iii) FAILURE TO PROVIDE INFORMATION REQUIRED BY REGULATION AB. If the Depositor under the Pooling and Servicing Agreement still has a reporting obligation with respect to this Transaction pursuant to Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended ("Regulation AB") and BNY has not, within 30 days after receipt of a Swap Disclosure Request complied with the provisions set forth below in this Paragraph 4(8)(iii) (provided that if the significance percentage reaches 10% after a Swap Disclosure Request has been made to BNY, BNY must comply with the provisions set forth below in this Section 4(8)(iii) within 10 days of BNY being informed of the significance percentage reaching 10%), then an Additional Termination Event shall have occurred with respect to BNY and BNY shall be the sole Affected Party with respect to such Additional Termination Event.

               BNY acknowledges that for so long as there are reporting obligations with respect to this Transaction under Regulation AB, the Depositor is required under Regulation AB to disclose certain information set forth in Regulation AB regarding BNY or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between BNY or its group of affiliated entities, if applicable, and the Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

               If the Depositor determines, reasonably and in good faith, that the significance percentage of this Agreement has increased to nine (9) percent, then the Depositor may request on a Business Day after the date of such determination from BNY the same information set forth in Item 1115 (b) of Regulation AB that would have been required if the significance percentage had in fact increased to ten (10) percent (such request, a "SWAP DISCLOSURE REQUEST" and such requested information, subject to the last sentence of this paragraph, is the "SWAP FINANCIAL DISCLOSURE"). The Counterparty or the Depositor shall provide BNY with the calculations and any other information reasonably requested by BNY with respect to the Depositor's determination that led to the Swap Disclosure Request. The parties hereto further agree that the Swap Financial Disclosure provided to meet the Swap Disclosure Request may be, solely at BNY's option, either the information set forth in Item 1115(b)(l) or Item 1115(b)(2) of Regulation AB.

               Upon the occurrence of a Swap Disclosure Request, BNY, at its own expense, shall (x) provide the Depositor with the Swap Financial

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               Disclosure, or (y) subject to Rating Agency Confirmation, secure another entity to replace BNY as party to this Agreement on terms substantially similar to this Agreement which entity is able to provide the Swap Financial Disclosure. If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Securities Exchange Act.

     9)   PROVISIONS RELATING TO DOWNGRADE OF BNY DEBT RATINGS.

     (i)  CERTAIN DEFINITIONS.

               (A) "RATING AGENCY CONDITION" means, with respect to any particular proposed act or omission to act hereunder, that the Trustee shall have received prior written confirmation from each of the applicable Rating Agencies, and shall have provided notice thereof to BNY, that the proposed action or inaction would not cause a downgrade or withdrawal of their then- current ratings of the Certificates.

               (B) "QUALIFYING RATINGS" means, with respect to the debt of any assignee or guarantor under Paragraph 4(9)(ii) below,

                    (x) a short-term unsecured and unsubordinated debt rating of "P-1" (not on watch for downgrade), and a long-term unsecured and unsubordinated debt of "Al" (not on watch for downgrade) (or, if it has no short-term unsecured and unsubordinated debt rating, a long term rating of "Aa3" (not on watch for downgrade) by Moody's, and

                    (y) a short-term unsecured and unsubordinated debt rating of "A-1" by S&P, and

                    (z) a short-term unsecured and unsubordinated debt rating of "F-1" by Fitch.

               (C) A "COLLATERALIZATION EVENT" shall occur with respect to BNY (or any applicable credit support provider) if:

                    (x) its short-term unsecured and unsubordinated debt rating is reduced to "P-l" (and is on watch for downgrade) or below, and its long-term unsecured and unsubordinated debt is reduced to "Al" (and is on watch for downgrade) or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to "Aa3" (and is on watch for downgrade) or below) by Moody's, or

                    (y) its short-term unsecured and unsubordinated debt rating is reduced below "A-l" by S&P; or

                    (z) its short-term unsecured and unsubordinated debt rating is reduced below "F-l" by Fitch.

               (D) A "RATINGS EVENT" shall occur with respect to BNY (or any applicable credit support provider) if:

                    (x) its short-term unsecured and unsubordinated debt rating is withdrawn or reduced to "P-2" or below by Moody's and its long-term unsecured and unsubordinated debt is reduced to "A3" or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to "A2" or below) by Moody's, or

                    (y) its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "BBB-" by S&P, or

                    (z) its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "BBB-" by Fitch.

          For purposes of (C) and (D) above, such events include those occurring in connection with a merger, consolidation or other similar transaction by BNY or any applicable credit support provider, but they shall be deemed not to occur if, within 30 days (or, in the case of a Ratings Event, 10 Business Days) thereafter, each of the applicable Rating Agencies has reconfirmed the ratings of the Certificates, as applicable, which were in effect immediately prior thereto. For the avoidance of doubt, a downgrade of the rating on the Certificates could occur in the event that BNY does not post sufficient collateral.

     (ii) ACTIONS TO BE TAKEN UPON OCCURRENCE OF EVENT. Subject, in each case set forth in (A) and (B) below, to satisfaction of the Rating Agency
          Condition:

          (A) COLLATERALIZATION EVENT. If a Collateralization Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within thirty (30) days of such Collateralization Ratings Event:

               (1) post collateral under agreements and other instruments approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of the Certificates,

               (2) assign the Transaction to a third party, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty, such approval not to be unreasonably withheld,

               (3) obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, to honor BNY's obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, or

               (4) establish any other arrangement approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of their Certificates.

          (B) RATINGS EVENT. If a Ratings Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within ten (10) Business Days of such Ratings Event:

               (1) assign the Transaction to a third party, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty, such approval not to be unreasonably withheld,

               (2) obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or of the guarantor of which) meet or exceed the Qualifying Ratings, to honor BNY's obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, or

               (3) establish any other arrangement approved by the Counterparty, such approval not to be unreasonably withheld, which will be sufficient to restore the immediately prior ratings of the Certificates.

     10) ADDITIONAL PROVISIONS. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if the Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement, and shall, at the time, have no future payment or delivery obligation, whether absolute or contingent, then unless BNY is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as the Defaulting Party and (b) BNY shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of a Termination Event set forth in either
          Section 5(b)(i) or Section 5(b)(ii) of the ISDA Form Master Agreement with respect to BNY as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BNY as the Burdened Party.

     11) RETURN OF AMOUNTS RECEIVED BY MLML OR ITS AFFILIATES. Merrill Lynch Mortgage Lending, Inc. ("MLML") agrees and acknowledges that amounts paid hereunder are not intended to benefit the holder of any class of certificates rated by any rating agency if such holder is MLML or any of its affiliates. If MLML or any of its affiliates receives any such amounts, it will promptly remit (or, if such amounts are received by an affiliate of MLML, MLML hereby agrees that it will cause such affiliate to promptly remit) such amounts to the Trustee, whereupon such Trustee will promptly remit such amounts to BNY. MLML further agrees to provide notice to BNY upon any remittance to the Trustee.

     12) BNY PAYMENTS TO BE MADE TO TRUSTEE. BNY will, unless otherwise directed by the Trustee, make all payments hereunder to the Trustee. Payment made to the Trustee at the account specified herein or to another account specified in writing by the Trustee shall satisfy the payment obligations of BNY hereunder to the extent of such payment.

5.   ACCOUNT DETAILS AND SETTLEMENT INFORMATION:

     Payments to BNY:

          The Bank of New York
          Derivative Products Support Department
          32 Old Slip, 16th Floor
          New York, New York 10286
          Attention: Renee Etheart
          ABA #021000018
          Account #890-0068-175
          Reference: Interest Rate Swap

     Payments to Counterparty:

          LaSalle Bank N.A.
          ABA #071000505
          LaSalle CHGO/ CTR/BNF/LaSalle Trust
          Ref Trust Acct #: 723786.2
          Attn: Kim Sturm, 312-904-4373

6. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to Derivative Products Support Dept., Attn: Kenny Au-Yeung at 212-804-5818/5837. Once we receive this we will send you two original confirmations for execution.

     We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

     Very truly yours,

THE BANK OF NEW YORK


By: /s/ ANDREW SCHWARTZ
    ---------------------------------
Name: ANDREW SCHWARTZ
Title: Assistant Vice President

The Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

MERRILL LYNCH MORTGAGE INVESTORS, INC. MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-HE3

BY: LASALLE BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE ON BEHALF OF MERRILL LYNCH MORTGAGE INVESTORS, INC. MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-HE3


By: /s/ SUSAN L. FELD
    ---------------------------------
Name: SUSAN L. FELD
Title: ASSISTANT VICE PRESIDENT

Solely with respect to Paragraph 4(11)
MERRILL LYNCH MORTGAGE LENDING, INC.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

The Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

MERRILL LYNCH MORTGAGE INVESTORS, INC. MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-HE3

BY: LASALLE BANK NATIONAL ASSOCIATION, NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE ON BEHALF OF MERRILL LYNCH MORTGAGE INVESTORS, INC. MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-HE3


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

Solely with respect to Paragraph 4(11)
MERRILL LYNCH MORTGAGE LENDING, INC.

By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                   SCHEDULE I

    All dates subject to adjustment in accordance with the Modified Following
                            Business Day Convention.

Accrual Start Dates   Accrual End Dates   Cap Rate (%)
-------------------   -----------------   ------------
      6/22/2006            7/25/2006          6.882
      7/25/2006            8/25/2006          7.353
      8/25/2006            9/25/2006          7.355
      9/25/2006           10/25/2006          7.614
     10/25/2006           11/25/2006          7.355
     11/25/2006           12/25/2006          7.615